UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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The RMR Group Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 11, 2020. THE RMR GROUP INC. You are receiving this communication because you hold shares in the company named above as of the record date noted above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. THE RMR GROUP INC. C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 proxy materials and voting instructions. E88839-P31722 See the reverse side of this notice to obtain NOTICE OF ANNUAL MEETING OF SHAREHOLDERS Meeting Information Meeting Type:Annual For holders as of:January 9, 2020 Date: March 11, 2020 Time: 9:30 a.m., Eastern time Location: The RMR Group Headquarters Two Newton Place 255 Washington Street, Suite 100 Newton, Massachusetts 02458

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the Rbyeqthuesatrsr, oinwstrucXtiXoXnXs XanXdXXotXhXeXr XinXqXuXirXies(lsoecnatetdo otnhitshe mfoalliol wadindgrepsasgew)ililnNthOeTsubbejefcotrlwinaer.ded to your investment Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. How To Vote Please Choose One of the Following Voting Methods Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the E88840-P31722 Vote in Person: Shareholders of record of the company as of January 9, 2020, or their duly authorized proxies, are entitled to vote in person at the meeting. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to the location of the annual meeting, please call 617-796-8230. Authorize Your Proxy by Internet: To authorize a proxy to submit your vote now by internet, go to www.proxyvote.com. following page) available and follow the instructions. Authorize Your Proxy by Telephone or by Mail: You can authorize a proxy to submit your vote by telephone or by mail by requesting a paper copy of the materials, which will include a proxy card with instructions. The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com. How to View Online: following page) and visit: www.proxyvote .com. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before February 26, 2020, to facilitate timely delivery. How to Request and Receive a PAPER or EMAIL Copy for the 2020 Annual Meeting of Shareholders and for Shareholder Meetings in the Future: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY EMAIL*: sendmaterial@proxyvote.com * If requesting materials by email, please send a blank email with the information that is printed in the box marked advisor. Please make the request as instructed above on or before March 20, 2019 to facilitate timely delivery.

The Board of Directors Recommends a Vote FOR all Nominees for Director in Proposal 1 and FOR Proposal 2. 1. Election of Directors. Nominees: Jennifer B. Clark Ann Logan Rosen Plevneliev Adam D. Portnoy Walter C. Watkins, Jr. 2. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2020 fiscal year. E88841-P31722 Voting Items

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